AMENDATORY AGREEMENT NO. 1

                                       TO

              AGREEMENT FOR THE SALE AND PURCHASE OF NONFIRM ENERGY
                                     BETWEEN
                       CHUGACH ELECTRIC ASSOCIATION, INC.,
                                       AND
                    GOLDEN VALLEY ELECTRIC ASSOCIATION, INC.
                               DATED MAY 18, 1988

WHEREAS, Chugach Electric Association ("Chugach") and Golden Valley Electric Association ("GVEA") entered into an Agreement for the Sale and Purchase of Nonfirm Energy dated May 18, 1989 ("Agreement");

WHEREAS, Chugach and Marathon desire to modify the Agreement to facilitate its approval by the Rural Electrification Administration;

NOW, THEREFORE, in consideration of the mutual agreements contained herein, the Parties agree as follows:

         Section 10(a)(1) of the Agreement is amended to read:

                  (1) Establish, and from time to time revise, written operating procedures and standard practices consistent with the terms of this Agreement to be followed by the parties' respective dispatchers.

         Section 20 is amended to read as follows:

                  This Agreement and all of the terms and provisions hereof shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, save that no assignment or other transfer of this agreement or any interest hereunder by any party hereto shall be effective without the prior written consent of the other party which consent shall not be unreasonably withheld), and said assignee must, in the commercially reasonable opinion of the other party, be financially capable of assuming such obligations. This article shall not prevent either party from pledging or mortgaging its rights hereunder of security for its indebtedness or prevent a financing entity from exercising all rights and remedies available to it under law or contract, provided that performance of this Agreement is not thereby impaired.

                  Notwithstanding the foregoing provisions of this Section 20, either party hereto may assign this Agreement, together with all its rights and obligations thereunder, (i) to or in trust for REA for the purpose of securing obligations for borrowed

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                  money,  or (ii)  pursuant to the exercise by REA of any of the rights, powers or privileges provided for by the mortgages or other security instruments of such party for borrowed money; provided that if REA exercises any of the rights, powers or privileges of said mortgages or other security instruments of such party with respect to this Agreement, then and only then shall REA assume the obligations to be performed under this Agreement by such party, as provided for in this Agreement; provided, further, that in the event REA exercises any of its rights, powers, or privileges under said mortgages or other security instruments of such party with respect to this Agreement, REA may thereafter assign this Agreement, together with all the rights and obligations thereunder, to any entity authorized and able to perform the obligations and duties under this Agreement, which entity shall assume all the rights and obligations of such party under this Agreement, and such assignment and assumption shall release REA from any further liability, obligations or duties under this Agreement. Prior to the exercise by REA of any rights under said mortgages or
                  security  agreements  with  respect  to  this  Agreement,   as
                  provided for in the preceding sentence of this Section 20, REA shall give the parties reasonable notice that it intends to exercise such rights or remedies. The provisions of the two preceding sentences of this Section 20 shall be applicable to each party to this Agreement as long as such party remains indebted to REA.

CHUGACH ELECTRIC ASSOCIATION,                     GOLDEN VALLEY ELECTRIC
INC.                                              ASSOCIATION, INC.

By      /s/ David L. Highers                       By      /s/ Mike Kelly
   --------------------------                         --------------------------
        David L. Highers,                                  Mike Kelly,
        General Manager                                    General Manager

Dated        12/14/89                              Dated     12-14-89
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